Exhibit 99.1
 1  Edit Title  1

 2  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of  management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,”  “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to  risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’  expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of ongoing litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to  integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

 3 Edit Title 3  Pursue Larger, Faster Growing Markets  Significantly expanded the scope of our Med Tech portfolio through R&D, M&A, and clinical/regulatory initiatives by entering the mechanical thrombectomy market, capitalizing on the solid PAD market, and building on the under-penetrated prostate focal therapy market.  Drive Portfolio Transformation  Exited and/or divested certain non-strategic businesses, reallocating resources into differentiated technologies, an expanded and robust R&D pipeline, and investing in clinical data generation while exploring new indications to drive growth opportunities.  Improve Financial Profile and Capital Structure  Through strategic business development efforts, we recapitalized our balance sheet and transformed our portfolio to drive future margin expansion and sustained profitable growth.  $3 B  $10 B  FY 2021  FY 2024  Med Tech Global TAM  +233%

 4  4  Peripheral Artery Disease (PAD)  $760M US TAM  Venous Thromboembolism (VTE)  $5.3B US TAM  Prostate Care  $2.7B Global TAM ($780M US)  A leading medical technology company driving sustained growth and profitability through its commitment to expanding treatment options, enhancing patient outcomes, and improving quality of life, with a strategic focus on combating cardiovascular disease and cancer.

 5  To Become  An innovative, versatile,  hour-long prostate treatment  *1,2  *Treatment time does not include patient prep, anesthesia initiation or recovery room time. 1-2 See reference page

 6  The First Non-Thermal, Radiation Free Ablation Technology  The only FDA cleared technology that uses electricity to destroy prostate tissue  Robust IP Portfolio  Clinical Outcomes Patients and Physicians Need  Over 2,600 patients have been treated under protocol with 32 peer-reviewed studies  The only technology with an Ablate and Resect Trial 3  Building Momentum and Strong Commercial Viability  FDA clearance and CE Mark Approval for prostate tissue  IRE CPT 1 codes for prostate and liver approved 9/2024 and effective 01/2026  Proven Go-To Market Strategy For Developing New Markets  Comprehensive clinical support, physician education, and patient awareness initiatives  Combined with one of the largest dedicated sales and clinical teams within our market  3 - See reference page  REV 01 GL/ON/PR/3126

 7  *The NanoKnife System indications for use vary per region. Please refer to the indications for use for approved use per region

 The most diagnosed male cancer in 112 countries, including the U.S.4  annual diagnoses in the U.S.  annual diagnoses 5  worldwide  Incidence projected to double by 20404  The projected rise in prostate cancer cases cannot be prevented by lifestyle changes or public health interventions.  -The Lancet Commission on Prostate Cancer: Planning for the Surge in Cases  Aging populations Increasing life expectancy  Takes more healthy years from  men’s lives than any other cancer 6  4-6 See reference page  8  REV 01 GL/ON/PR/3126

 Radical surgery or external beam radiation therapy  8  REV 01 GL/ON/PR/3126  7  8  9  †  †  7-9 See reference page  † AngioDynamics Internal Estimates

 Active Surveillance  Possibility of cancer progression  Definitive Treatment  Risk of serious long term urological side effects  5 years 50.2%  10 years 38.7%  15 years 33.7%  Erectile Dysfunction  Urinary Incontinence  Baseline 34%  1-year 85%  Erectile Dysfunction  Urinary Incontinence  Baseline 30%  1-year 71%  Baseline 32%  1-year 62%  Baseline 31%  1-year 39%  Between Their Quality of Life or Controlling Their Cancer  Low  Risk  Intermediate  Risk  High  Risk  Neoadjuvant ADT  30.2%  48.5%  79.1%  Treatment Failure*  9.7%  22.7%  42.9%  *at 8-year follow-up  Of patients will avoid treatment, but this group will have more clinical progression, metastases, and androgen-deprivation therapy initiation when compared with patients who undergo definitive therapy10  11  12  12  13  10-13 See reference page  10  REV 01 GL/ON/PR/3126

 Which aims to destroy the index lesion while preserving the natural anatomy, continence and erectile function14  Advanced Imaging  Patient Selection  “Index Lesion”  Most lethal metastatic prostate cancers originate from a single cell  within the ‘Index Lesion’ of the prostate.15  Active Surveillance  Definitive Therapy  Focal Therapy  Accurate treatment of just the index lesion can control progression or recurrence of the disease.14  10  REV 01 GL/ON/PR/3126  14-15 See reference page

 ‘17  ‘18  ‘19  ‘20  ‘21  ‘22  ‘23  ‘24  ‘25  of diagnosed patients undergo a focal therapy each year †  10  REV 01 GL/ON/PR/3126  † AngioDynamics Internal Estimates  †  Focal Therapy† (7,000)  Potential Clinically Appropriate Patients

 Learning Curve  Time Constraints Reproducible Results  Today, focal therapy options are only ideal for a specific  segment of the prostate.  A piecemeal approach to focal therapy is prohibitive to broader physician adoption  and limits patien  ts’ access to care.  Increased Costs Complex Integration  Support & Staffing  Cryo  HiFu  Brachy  ?  10  REV 01 GL/ON/PR/3126  Other Technologies:  Transurethral Ultrasound  Water Vapor  Pressurized Water  Nano Particles  Microwave  Laser

 That Can Enable Broad Physician Adoption And Improved Care For Patients  1  2  3  1,2  10  REV 01 GL/ON/PR/3126  1-3, 16-18 See reference page  1,16  1,3,17,18,19

 15

 16  REV 01 GL/ON/PR/3126

 Sufficient voltage permanently opens the ion channels of the cell  IRE selectively targets cell membranes20  16  REV 01 GL/ON/PR/3126  20  Cell loses homeostasis leading to cell death20  20 – See reference page

 And Aims to Preserve the Nerves, Urethra, and Urinary Sphincters 21,22  21,22 - See reference page  16  REV 01 GL/ON/PR/3126

 19

FDA Guidance Paves The Way For the NanoKnife System's Innovation

In Prostate Tissue Ablation



The NanoKnife System with six outputs is indicated for surgical ablation of soft tissue.

Indication before PRESERVE Trial

International Prostate Data
32 publications
2,642 patients

1. Efficiently Treat All Segments Of The Prostate [1,2]
2. Easy Clinical Integration [1,16]
3. Strong Clinical Outcomes [1,3,17,18,19]

1-3. 16,19 See reference page


Clinical Investigations for Prostate Tissue Ablation Devices
Guidance for Industry and Food and Drug Administration Staff

Regulatory Clarity
Encourages Innovation
Prioritizes Patient Safety

*Clinical studies should establish a technologies ability to:

1. Effectively ablate targeted prostate tissue
2. Minimize damage to surrounding areas

*For detailed information, refer to the FDA's guidance document titled "Clinical Investigations for Prostate Tissue Ablation Devices."

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 Pivotal study of the NanoKnife System for ablation of prostate tissue in patients with intermediate-risk prostate cancer  20  REV 01 GL/ON/PR/3126

 The PRESERVE Study Experience  IRE  IRE  IRE  IRE  Avg. Procedure Time  54.1 Minutes  Avg. # of Electrodes  4.3  Avg. Procedure Time  54.1 Minutes  Avg. # of Electrodes  4.3  Avg. Procedure Time  54.1 Minutes  Avg. # of Electrodes  4.3  Mean Procedure Time Mean # of Electrodes  54.1 Minutes  4.3  *Treatment time does not include patient prep, anesthesia initiation or recovery room time.  1,2 – See reference page  Anterior  41.7%  Apex  40.8%  Posterior  58.3%  Base  15.0%  Midline  44.2%  20  REV 01 GL/ON/PR/3126  1,2

 The Treatment Utilizes Existing Imaging and Biopsy Skills  NanoKnife Electrodes  P  rostate  Bladder  Transrectal Ultrasound Probe  Grid  Subjects Clinical Sites IRE-naïve Sites  121  17  14  The PRESERVE Study Experience  20  REV 01 GL/ON/PR/3126  Gleason 3+4  80.2%  Gleason 4+3  19.8%  Stepper  1,16  1,16 – See reference page

 IRE has the lowest impact on sexual function compared to Hifu and Cryo  And provides strong ablation of targeted tissue  A 2024 meta-analysis and systematic review of all primary studies reporting outcomes for focal therapy 23  *  *All IRE Data Collected Utilizing The NanoKnife System  20  REV 01 GL/ON/PR/3126  23 – See reference page

 U.S. Experience Confirms Strong International Data  1,16,17,18,19  *Data on file – Pivotal Study of the NanoKnife System for the Ablation of Prostate Tissue (PRESERVE)  20  REV 01 GL/ON/PR/3126

 That Can Enable Broad Physician Adoption And Improved Care For Patients  1  2  3  High level of experience with needle-based procedures  Uses existing imaging and biopsy skills  Reliable ablations with no skip lesions or heat sink  Increased margin expansion without negatively impacting erectile or urinary function  Does not restrict future treatment options  1,2  Not limited by gland size, tumor location, or calcifications  Able to ablate across the urethra, nerves, and urinary sphincters  Enables physicians to build expertise in a single technology  Typically, an hour procedure*  1,16  *Treatment time does not include patient prep, anesthesia initiation or recovery room time 1-3, 16-19 See reference page  1,3,17,18,19  20  REV 01 GL/ON/PR/3126

 27

 Capital Equipment  Single-Use Disposable Electrodes (2-6 per procedure)  Hardware Software Accessories  Recurring Revenue  28  REV 01 GL/ON/PR/3126

 1 Regulatory Approvals  Key Market Penetration Tactics  *Based on potential procedures in countries with active NanoKnife users.  Market Access  Strong Go-To Market Strategy  28  REV 01 GL/ON/PR/3126

Broad Regulatory Approvals/Clearances Unlock A Global Opportunity

FDA U.S. FOOD & DRUG ADMINISTRATION

The NanoKnife System with six outputs is indicated for surgical ablation of soft tissue, including prostate tissue.



PRESERVE

Pivotal Study of the NanoKnife System for the ablation of prostate tissue in patients with Intermediate-Risk Prostate Cancer

CE EU-MDR

The NanoKnife System is indicated for the ablation of prostate tissue in patients with intermediate risk prostate cancer.



MDR Submission

32 publications across 2,642 patients

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30

Fueling Growth Through Reimbursement And Economic Value

1 North America

- **US Coverage:** IRE included in the **Medicare Fee Schedules** for ASC and Hosp Outpatient settings **effective 01/2021**
- **US Coding:** **IRE CPT 1 codes** for prostate and for liver **approved** 9/2024 and **effective 01/2026**
- **US Payment:** APC 5362 – HOPPS 2025 national average payment **$10,411** (+6% yoy)
- **Canada:** **WIRED Trial**: Designed to be a prospective, non-randomized study in 100 subjects treated at up to 5 clinical sites.

2 Europe

- **United Kingdom:** Institute for Health and Care Excellence (NICE) upgraded the use of the NanoKnife System to **"Special Arrangements"** allowing hospitals to start new services while collecting more data. **PART Trial** (RCT) comparing the effectiveness of partial prostate ablation vs radical prostatectomy across 800 patients.
- **Sweden:** Prostate Cancer IRE Study (PRIS): **A randomized controlled trial** comparing focal therapy to radical treatment in localized prostate cancer – evaluating functional and oncological outcomes + an economic evaluation of each technique.
- **Netherlands:** **ENFORCE Trial** – A Dutch government sponsored and funded **RCT** that includes the NanoKnife System for prostate treatment.

3 Asia

- **China:** Included in the Beijing medical insurance catalog: patients can be **reimbursed 85%** of the cost of the surgery and electrodes, **effective from 10/20/24**

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NanoKnife Irreversible Electroporation (IRE)
31

 Direct Sales & Partnerships  Patient Awareness  Physician Education  There is an increasing trend toward using the internet as the first source of health information compared to family/friends/coworkers, health care professionals, and traditional media.  -US Health Information National Trends Survey  Enhanced Customer Relationships Improved Product Utilization Market Agility  Hands-on Training  Master Course and Life Symposium  Physician Finder  28  REV 01 GL/ON/PR/3126

 33  ‡ Internal AngioDynamics Data As of Q2 2024  ASC  20%  Private/Public  24%  Academic Center  56%  Active Sites at the End of Q2 2024 Create a Strong Opportunity for Growth in the Future  Physician  Acquisition  Procedural  Adoption  Active Facilities‡  Active Physicians ‡  Care Site‡  REV 01 GL/ON/PR/3126

 34  Large and growing addressable market  Innovative, versatile, ~hour-long prostate treatment*  Addresses an unmet need for physicians, their facility, and their patients  Backed by strong clinical evidence  Upcoming Category 1 Payment effective 01/2026  Strong revenue model built for growth  Commercial team capable of developing new markets through education  *Treatment time does not include patient prep, anesthesia initiation or recovery room time  REV 01 GL/ON/PR/3126

References

1) Data on file - Pivotal Study of the NanoKnife System for the Ablation of Prostate Tissue (PRESERVE)
2) Scheltema, Matthijs J et al. "Impact on genitourinary function and quality of life following focal irreversible electroporation of different prostate segments." Diagnostic and interventional radiology (Ankara, Turkey) vol. 24,5(2018): 268-275. doi:10.5152/dir.2018.17374
3) Van den Bos, W., et al. "Histopathological outcomes after irreversible electroporation for prostate cancer: Results of an ablate and Resect study." *Journal of Urology*, vol. 196, no. 2, Aug. 2016, pp. 552–559, https://doi.org/10.1016/j.juro.2016.02.2977.
4) The Lancet Commission on prostate cancer: planning for the surge in cases James, Nicholas D et al. The Lancet, Volume 403, Issue 10437, 1683 – 1722
5) Cancer in men: Prostate cancer is #1 for 118 countries globally. American Cancer Society. (2024, September 27). https://www.cancer.org/research/acs-research news/prostate-cancer-is-number-1-for-118-countriesworldwide.html#:~:text=An%20estimated%201.5%20million%20men,Norway%2C%20Sweden%2C%20and%20Barbados.
6) Global Burden of Disease 2019 Cancer Collaboration, Kocarnik JM, Compton K, et al. Cancer incidence, mortality, years of life lost, years lived with disability, and disability-adjusted life years for 29 cancer groups from 2010 to 2019: A systematic analysis for the Global Burden of Disease Study 2019 [Supplement]. JAMA Oncol. 2022;8(3):420-444. doi:10.1001/jamaoncol.2021.6987
7) Therapies for clinically localized prostate cancer | effective health care (EHC) program. (n.d.). https://effectivehealthcare.ahrq.gov/products/prostate-cancer-therapies-update/clinician
8) Klotz, Laurence. "Active surveillance and focal therapy for low-intermediate risk prostate cancer." *Translational andrology and urology* vol. 4,3 (2015): 342-54. doi:10.3978/j.issn.2223-4683.2015.06.03
9) Løvf, Marthe et al. "Multifocal Primary Prostate Cancer Exhibits High Degree of Genomic Heterogeneity." *European urology* vol. 75,3 (2019): 498-505. doi:10.1016/j.eururo.2018.08.009
10) Kumar, Ravi et al. "The use of focal therapy for the treatment of prostate cancer in Canada: Where are we, how did we get here, and where are we going?." *Canadian Urological Association journal = Journal de l'Association des urologues du Canada*, 10.5489/cuaj.8888. 7 Oct. 2024, doi:10.5489/cuaj.8888
11) Timilshina, N et al. "Long-term Outcomes Following Active Surveillance of Low-grade Prostate Cancer: A Population-based Study Using a Landmark Approach." *The Journal of urology* vol. 209,3 (2023): 540-548. doi:10.1097/JU.0000000000003097
12) Donovan JL, Hamdy FC, Lane JA, et al. Patient-Reported Outcomes 12 Years after Localized Prostate Cancer Treatment. Supplemental Table S1A-D [published correction appears in NEJM Evid. 2023 Jun;2(6):EVIDx2300122. doi:10.1056/EVIDx2300122]. NEJM Evid. 2023;2(4):EVIDoa2300018. doi:10.1056/EVIDoa2300018
13) Zumsteg, Z. S., Spratt, D. E., Romesser, P. B., Pei, X., Zhang, Z., Polkinghorn, W., McBride, S., Kollmeier, M., Yamada, Y., & Zelefsky, M. J. (2015). The natural history and predictors of outcome following biochemical relapse in the dose escalation era for prostate cancer patients undergoing definitive external beam radiotherapy. *European Urology*, *67*(6), 1009–1016. https://doi.org/10.1016/j.eururo.2014.09.028
14) Bedi N, Reddy D, Ahmed HU. Targeting the cancer lesion, not the whole prostate. Transl Androl Urol. 2020 Jun;9(3):1518-1525. doi: 10.21037/tau.2019.09.12. PMID: 32676439; PMCID: PMC7354301.
15) Liu, Wennuan et al. "Copy number analysis indicates monoclonal origin of lethal metastatic prostate cancer." Nature medicine vol. 15,5 (2009): 559-65. doi:10.1038/nm.1944

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Cussenot O and Stricker P. Irreversible Electroporation for Patients with Localised Prostate Cancer: Expert Opinion on this Versatile Therapeutic Approach. EMJ Urol. 2021;9(1):56- 62.  Fainberg, Jonathan et al. “Targeted Ablation Using Ultrasound-Guided Irreversible Electroporation of Index Tumors (TARGET Study): Prospective Development Study Evaluating  Safety, Patient-Reported Outcomes, and Oncologic Efficacy.” Urology practice, 101097UPJ0000000000000666. 17 Jul. 2024, doi:10.1097/UPJ.0000000000000666   Blazevski A, Scheltema MJ, Yuen B, et al. Oncological and quality-of-life outcomes following focal irreversible electroporation as primary treatment for localised prostate cancer: A biopsy-monitored prospective cohort. European Urology Oncology. 2020;3(3):283-290. doi:10.1016/j.euo.2019.04.008   De la Rosette, Jean et al. “A Multicenter, Randomized, Single-blind, 2-Arm Intervention Study Evaluating the Adverse Events and Quality of Life After Irreversible Electroporation for the Ablation of Localized Low-intermediate Risk Prostate Cancer.” The Journal of urology vol. 209,2 (2023): 347-353. doi:10.1097/JU.0000000000003051   Geboers, B., Scheffer, H. J., Graybill, P. M., Ruarus, A. H., Nieuwenhuizen, S., Puijk, R. S., van denTol, P. M., Davalos, R. V., Rubinsky, B., de Gruijl, T. D., Miklavčič, D., & Meijerink, M. R. (2020). High-Voltage Electrical Pulses in Oncology: Irreversible Electroporation, Electrochemotherapy, Gene Electrotransfer, Electrofusion, and Electroimmunotherapy. Radiology, 295(2), 254–272. https://doi.org/10.1148/radiol.2020192190   Onik, Gary, et al. “Irreversible electroporation: Implications for prostate ablation.”Technology in Cancer Research & Treatment , vol. 6, no. 4, Aug. 2007, pp. 295–300, https://doi.org/10.1177/153303460700600405.   Blazevski, Alexandar, et al. “Focal ablation of apical prostate cancer lesions with irreversible electroporation (IRE).”World Journal of Urology, vol. 39, no. 4, 2 June 2020, pp. 1107– 1114, https://doi.org/10.1007/s00345-020-03275-z.   Tay, K.J., Fong, K.Y., Stabile, A. et al. Established focal therapy—HIFU, IRE, or cryotherapy—where are we now?—a systematic review and meta-analysis. Prostate Cancer Prostatic Dis (2024). https://doi.org/10.1038/s41391-024-00911-2  35  REV 01 GL/ON/PR/3126

 Statements:  The NanoKnife System must be operated by properly qualified personnel only.  Caution: Federal (USA) law restricts the use of the system by or on the order of a physician.  Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  Indications for Use  US: The NanoKnife System with six outputs is indicated for surgical ablation of soft tissue, including prostate tissue.  Canada: The NanoKnife System is a medical device for cell membrane electroporation. Electroporation is a phenomenon that occurs in cell membranes as cells are exposed to an electrical field of sufficiently high intensity. The electric field acts as a physical stimulus, bringing about alterations in cell membranes that result in increased permeability.  EU: The NanoKnife System is indicated for the ablation of prostate tissue in patients with intermediate risk prostate cancer.  Contraindications:  Ablation procedures using the NanoKnife System are contraindicated in the following cases:  Ablation of lesions in the thoracic area in the presence of implanted cardiac pacemakers or defibrillators Ablation of lesions in the vicinity of implanted electronic devices or implanted devices with metal parts. Ablation of lesions of the eyes, including the eyelids.  Patient history of Epilepsy or Cardiac Arrhythmia  Recent history of Myocardial Infarction.  Warnings:  EU Only: The NanoKnife device has been evaluated for the ablation of prostate tissue in patients with intermediate risk prostate cancer. The use of this device in other organs for other disease states has not been fully evaluated. Clinical Issues (including Arrhythmia, Hypertension, and Thrombus Risks)  Patients with Q-T intervals greater than 500 ms (milliseconds) are at an increased risk for inappropriate energy delivery and arrhythmia. Verification of proper function of a synchronization device before initiating energy delivery is essential in these patients.  Asynchronous energy delivery (90 PPM (Pulses Per Minute)) might trigger atrial or ventricular fibrillation, especially in patients with structural heart disease. Ensure that proper interventions (e.g. defibrillator) and appropriately trained personnel are readily available for dealing with potential cardiac arrhythmias.  Using QRS synchronization devices whose output is not compatible with the specifications listed in this manual may result in arrhythmias including ventricular fibrillation.  Adequate precautions should be taken for patients with implantable electrical devices. Note the contraindication in certain patients.  There are potential risks associated with the location of the ablation: near the pericardium (tachycardia), or near the vagus nerve (bradycardia).  Additional patients may be at risk with insufficient muscle blockade or anesthetic analgesia (reflex tachycardia and reflex hypertension); patients with abnormal sinus rhythm prior to an ablation (arrhythmia); patients with a history of hypertension (hypertension); or patients with partial  portal venous thrombosis, low central venous pressure (CVP), and a prothrombotic condition (venous thrombosis).  Use of Electrodes:  Avoid repeated vascular insult during electrode placement.  As anticipated with a needle-related procedure, repeated vascular insult due to multiple insertions into a vessel by an electrode during electrode placement may cause thrombus. Ensure continuous image guidance during the needle placements. Failure to do so can lead to traumatic injury to surrounding structures.  Care should be taken during electrode placement in areas that require tissue be separated or retracted to avoid surrounding tissue damage.  To avoid risks of infection, always maintain the electrodes’ protective packaging (cap, tubes, etc.) when the electrodes are not placed in the patient.  Only electrode probes with intact electrical insulation must be used. Any electrodes with damaged electrical insulation must be discarded immediately and not connected to the NanoKnife Generator. To preserve the electrode’s sterility do not remove the electrodes from the packaging until the User is ready to apply the electrode to the patient.  Do not use the electrodes after the expiration date printed on their packaging. Observe the electrodes manufacturer’s specific instructions (e.g., printed on the electrodes’ packaging).  Only use AngioDynamics Electrode Probes with the NanoKnife System Generator. Maintain electrical separation of the electrodes from safety ground by doing the following Disconnect any electrode from the Generator that is not applied to the patient.  Avoid any clamping of the electrode’s cable, unless explicitly instructed or authorized by the electrode’s manufacturer.  Do not connect any devices (e.g., measurement) to the electrodes unless they have been supplied by and specifically indicated for such a use by the manufacturer.  35  REV 01 GL/ON/PR/3126

 Use of Generator (including Electrocution Hazard)  No modification of this equipment is allowed.  To avoid risk of electric shock, this equipment must only be connected to a supply mains with protective earth.  The Generator internally produces voltages that are dangerous and may be fatal. The Generator does not contain parts serviceable by the User, and should not be opened.  Do not use the Generator in the presence of flammable or explosive gas mixtures.  For electrical safety, the Generator needs grounding. Use only medical grade main power supply cords, e.g., those supplied by  the manufacturer.  Before plugging the Generator to the main, ensure that the main power cords are not damaged. Replace them if any damage is noticed – main cords cannot be repaired.  Do not connect or disconnect the Generator from the main power cord with wet hands.  Confirm that the main power cord will be connected to a properly grounded electrical outlet. Whenever necessary, replace Generator fuses only with fuses specified in this manual.  Maintenance should be carried out only by trained personnel. The Generator must undergo periodic preventative  maintenance as specified in the Maintenance and Service.  The NanoKnife User Manual is a fundamental part of the Generator and should always accompany it. Users must refer to this manual for correct and complete information on the use of the Generator.  Potential Adverse Effects (Rest of world):  Adverse effects that may be associated with the use of the NanoKnife system include, but are not limited to the following:  Arrhythmia  Atrial fibrillation or flutter Bigeminy  Bradycardia  Heart block or atrioventricular block Paroxysmal supraventricular tachycardia Tachycardia  Reflex tachycardia  Ventricular tachycardia Ventricular fibrillation  Damage to critical anatomical structure (nerve, vessel, and/or duct)  Dysuria Epididymitis Erectile Dysfunction Fistula formation Haematuria Hematoma Hemorrhage Hemothorax Infection Pneumothorax Prostatitis  Reflex Hypertension  Unintended mechanical perforation Urethral sludge  Urethral stricture  Urinary incontinence  Urinary retention  Urosepsis  Vagal Stimulation, asystole Venous Thrombosis  Potential Adverse Effects (US)  Adverse effects that may be associated with the use of the NanoKnife system include, but are not limited to the following:  35  REV 01 GL/ON/PR/3126  Abdominal Pain  Arrhythmia  Atrial fibrillation or flutter  Bigeminy  Bradycardia  Heart block or atrioventricular block  Paroxysmal supraventricular tachycardia  Reflex tachycardia  Ventricular tachycardia  Ventricular fibrillation  Bladder spasm  Damage to critical anatomical structure (nerve, vessel, and/or duct)  Fistula Formation  Hematoma  Hemorrhage  Hemothorax  Infection  Pneumothorax  Reflex Hypertension  Unintended mechanical perforation  Urinary retention  Vagal stimulation, asystole  Venous thrombosis  AngioDynamics, the AngioDynamics logo, NanoKnife, and the NanoKnife logo are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. (C) 2024 AngioDynamics, Inc.